UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 3, 2005

FLEXTRONICS INTERNATIONAL LTD.
____________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)
Singapore	0-23354	Not Applicable
____________________________________________________________________________________________________________
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
One Marina Boulevard, # 28-00, Singapore	018989
____________________________________________________________	______________________________
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (65) 6890-7188

Not Applicable
____________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS TO BE INCLUDED IN THE REPORT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 20, 2005 Flextronics International Ltd. (the "Company") filed a Form 8-K reporting that Messrs. H. Raymond Bingham, Michael McNamara and Ajay Shah were appointed to the Company's Board of Directors. This 8-K/A is filed to amend the October 20, 2005 Form 8-K to disclose that on November 3, 2005, the Board appointed Mr. Shah to serve on the Nominating and Corporate Governance Committee and the Finance Committee and appointed Mr. Bingham to serve on the Compensation Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Flextronics International Ltd.

Date: November 4, 2005
By: /s/ Thomas J. Smach
Thomas J. Smach
Chief Financial Officer